UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported):

April 20, 2020

CAMPBELL SOUP COMPANY

New Jersey	1-3822	21-0419870
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.

One Campbell Place

Camden, New Jersey 08103-1799

Principal Executive Offices

Telephone Number: (856) 342-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital Stock, par value $.0375	CPB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 - Other Events

On April 20, 2020, Campbell Soup Company (“Campbell”) priced an offering of $1,000,000,000 aggregate principal amount of senior unsecured notes, consisting of $500,000,000 aggregate principal amount of notes bearing interest at a fixed rate of 2.375% per annum, due April 24, 2030 (the “2030 Notes”), and $500,000,000 aggregate principal amount of notes bearing interest at a fixed rate of 3.125% per annum, due April 24, 2050 (the “2050 Notes” and, together with the 2030 Notes, the “Notes”).

The Notes were offered and sold pursuant to an Underwriting Agreement dated April 20, 2020 (the “Underwriting Agreement”) among Campbell and Barclays Capital Inc., BofA Securities, Inc., J.P. Morgan Securities LLC and Citigroup Global Markets Inc. as representatives of the several underwriters named therein, under Campbell’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-219217) filed with the Securities and Exchange Commission (the “SEC”) on July 10, 2017. Campbell has filed with the SEC a prospectus supplement, dated April 20, 2020, together with the accompanying prospectus, dated July 10, 2017, relating to the offering and sale of the Notes. The Notes were issued on April 24, 2020 pursuant to an indenture dated as of March 19, 2015 (the “Indenture”) between Campbell and Wells Fargo Bank, National Association, as trustee.

The above description of the Underwriting Agreement and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the forms of Notes, each of which is incorporated by reference into the Registration Statement. The Underwriting Agreement, the Indenture and the forms of the 2030 Notes and the 2050 Notes are attached to (or incorporated by reference as an exhibit to) this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2.1 and Exhibit 4.2.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement dated April 20, 2020 among Campbell and Barclays Capital Inc., BofA Securities, Inc., J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.

4.1

Indenture dated as of March 19, 2015, between Campbell and Wells Fargo Bank, National Association, as trustee, is incorporated by reference to Campbell’s Current Report on Form 8-K (SEC file number 1-03822) filed with the SEC on March 19, 2015.

4.2.1	Form of 2030 Note.

4.2.2	Form of 2050 Note.

5.1	Opinion of Charles A. Brawley, III - Vice President, Corporate Secretary and Deputy General Counsel.

5.2	Opinion of Weil, Gotshal & Manges LLP.

23.1	Consent of Charles A. Brawley, III - Vice President, Corporate Secretary and Deputy General Counsel (included in Exhibit 5.1 hereto).

23.2	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.2 hereto).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY

By:	/s/ Charles A. Brawley, III
Charles A. Brawley, III
Vice President, Corporate Secretary and Deputy General Counsel

Date: April 24, 2020